GUARANTY

     WHEREAS, O'REILLY AUTOMOTIVE, INC., a Delaware corporation ("Borrower") has entered into that certain Credit Agreement dated January 27, 1998, among Borrower, the lenders party thereto (individually a "Lender" and collectively, the "Lenders"), NATIONSBANK, N.A., as administrative agent for itself and the other Lenders ("Administrative Agent") and NationsBanc Montgomery Securities, LLC, as syndication agent (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement" and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement);

     WHEREAS, the execution of this Guaranty is a condition to each Lender's obligations under the Credit Agreement;

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned and any party hereafter added as a "Guarantor" hereto pursuant to a Joinder Agreement (individually a "Guarantor" and collectively the "Guarantors"), hereby irrevocably, unconditionally and jointly and severally guarantees to the Administrative Agent and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms:


     1. The term "Guaranteed Indebtedness", as used herein means all of the "Obligations", as defined in the Credit Agreement and shall include any and all post-petition interest and expenses (including attorneys'
          fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.


     2. Each Guarantor under this Guaranty, and each guarantor under other guaranties, if any, relating to the Credit Agreement (the "Related Guaranties") which contain a contribution provision similar to that set forth in this paragraph 2, together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made by a Guarantor under this Guaranty or a guarantor under a Related Guaranty (a "Funding Guarantor") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty and the Related Guaranties in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "Adjusted Maximum Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty and the Related Guaranties, in each case determined in accordance with the provisions hereof and thereof; provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Contributing Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder or under any similar provision contained in a Related Guaranty shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty and the Related Guaranties (including, without limitation, in respect of this paragraph 2 or any similar provision contained in a Related Guaranty). The amounts payable as contributions hereunder and under similar provisions in the Related Guaranties shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing
          Guarantors of their obligations as set forth in this paragraph 2 or any similar provision contained in a Related Guaranty shall not be construed in any way to limit the liability of any Contributing
          Guarantor hereunder or under a Related Guaranty. Each Contributing Guarantor under a Related Guaranty is a third party beneficiary to the contribution agreement set forth in this paragraph 2.


     3. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Administrative Agent, any Lender or any other party, or which any Guarantor may have against Borrower, Administrative Agent, any Lender or any other party, shall be available to, or shall be asserted by, any Guarantor against Administrative Agent, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.


     4. If a Guarantor becomes liable for any indebtedness owing by Borrower to Administrative Agent or any Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Administrative Agent and Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and Lenders may ever have against such Guarantor. The exercise by Administrative Agent and Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.


     5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Administrative Agent and Lenders without notice or demand in lawful currency of the United States of America and it shall not be necessary for Administrative Agent or any Lender, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Administrative Agent and any Lender with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to Administrative Agent and any Lender hereunder, all rights of such Guarantor against Borrower, any other guarantor or any Collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness.


     6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Administrative Agent or any Lender.


     7. Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed
          Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Administrative Agent or any Lender to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute any action for the collection of any of the
          Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Administrative Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Administrative Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness;
          (l) the failure of Administrative Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any Guarantor.


     8. Each Guarantor represents and warrants to Administrative Agent and Lenders as follows:

          (1) All representations and warranties in the Credit Agreement relating to it are true and correct as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date or to the extent that a fact, event or circumstance has occurred that makes such representation or warranty untrue but which is not prohibited to occur or exist (or which does not cause an Event of Default) under the Loan Documents.

          (2) The value of the consideration received and to be received by it as a result of Borrower, Administrative Agent and Lenders entering into the Credit Agreement and its executing and delivering this Guaranty Agreement and the other Loan Documents to which it is a party is reasonably worth at least as much as its liability and obligation hereunder and thereunder, and such liability and obligation and the Credit Agreement have benefitted and may reasonably be expected to benefit it directly or indirectly.

          (3) It has, independently and without reliance upon Administrative Agent or any Lender and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

          (4) It has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and it is not relying upon Administrative Agent or the Lenders to provide (and neither the Administrative Agent nor any Lender shall have any duty to provide) any such information to it either now or in the future.


          (5) Each Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any commitment under the Credit Agreement, it will comply with all covenants set forth in the Credit Agreement specifically applicable to it.


          (6) When an Event of Default exists, Administrative Agent and Lenders shall have the right to set-off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final, but excluding any account established by a Guarantor as a fiduciary for another party) or other sums at any time credited by or owing from Administrative Agent and Lenders to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Administrative Agent or any Lender shall have made any demand under this Guaranty Agreement. Each Lender agrees promptly to notify the Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of Administrative Agent and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Administrative Agent or any Lender may have.


          (7) Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash; except that prior to occurrence of an Event of Default, a Guarantor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business. After the occurrence and during the continuance of an Event of Default, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash. If any sums shall be paid to a Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of Administrative Agent and the Lenders and shall forthwith be paid to Administrative Agent without affecting the liability of any Guarantor under this Guaranty Agreement and may be applied by Administrative Agent against the Guaranteed Indebtedness in accordance with the Credit Agreement. Upon the request of Administrative Agent, a Guarantor shall execute, deliver, and endorse to Administrative Agent such documentation as Administrative Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement and with respect to a Guarantor, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower or any other Obligated Party other than such Guarantor (Borrower and such Obligated Parties herein the
               "Debtors") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

          (8) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, Administrative Agent or any Lender presently exist or are hereafter created or attached. Without the prior written consent of Administrative Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

          (9) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been paid in full in cash. Administrative Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

          (10) Each  Guarantor  agrees  that  all  promissory  notes,   accounts
               receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.


          (11) Except for modifications made pursuant to the execution and delivery of a Joinder Agreement (which only needs to be signed by the Subsidiary party thereto), no amendment or waiver of any provision of this Guaranty or consent to any departure by the any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and Required Lenders except as otherwise provided in the Credit Agreement. No failure on the part of Administrative Agent or any Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


          (12) Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of a Guarantor against Administrative Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.


          (13) This Guaranty is for the benefit of Administrative Agent and the Lenders and their successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor's successors and assigns.


          (14) Each Guarantor recognizes that Administrative Agent and the Lenders are relying upon this Guaranty and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty and the other Loan Documents to which each Guarantor is a party is a material inducement to Administrative Agent and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty or any other Loan Document to which it is a party.


          (15) Any notice or demand to any Guarantor under or in connection with this Guaranty or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of Borrower in accordance with the notice provisions in the Credit Agreement.


          (16) The Guarantors shall, jointly and severally, pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Administrative Agent and Lenders in connection with the administration, enforcement, or collection of this Guaranty.


          (17) Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty.


          (18) The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and each Guarantor agrees that Administrative Agent and the Lenders may exercise any and all rights granted to any of them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.


          (19) THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY EACH GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS.


          (20) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         EXECUTED as of the 27th day of January 1998.

                                            GUARANTORS:

                          FIRST CALL AUTO SUPPLY, L.P.


                                            By: /s/ James R. Batten
                                            Name: James R. Batten
                         Title: Executive Vice-President


                          FIRST CALL MANAGEMENT COMPANY

                                            By: /s/ James R. Batten
                                            Name: James R. Batten
                         Title: Executive Vice-President


                                            GREEN COUNTY REALTY CO.


                                            By: /s/ Tricia Headley
                                            Name:  Tricia Headley
                                            Title:  Secretary


                                            HI-LO AUTOMOTIVE, INC.


                                            By: /s/ James R. Batten
                                            Name:  James R. Batten
                         Title: Executive Vice-President


                                            HI-LO AUTO SUPPLY, L.P.


                                            By: /s/ James R. Batten
                                            Name:  James R. Batten
                         Title: Executive Vice-President




                                            HI-LO INVESTMENT COMPANY


                                            By: /s/ James R. Batten
                                            Name: James R. Batten
                         Title: Executive Vice-President


                                            HI-LO MANAGEMENT COMPANY


                                            By: /s/ James R. Batten
                                            Name: James R. Batten
                         Title: Executive Vice-President


                       OZARK AUTOMOTIVE DISTRIBUTORS, INC.


                                            By: /s/ Tricia Headley
                                            Name: Tricia Headley
                                            Title: Secretary


                           O'REILLY II AVIATION, INC.


                                            By: /s/ Tricia Headley
                                            Name: Tricia Headley
                                            Title: Secretary

                           SHAMROCK ACQUISITION, INC.


                                            By: /s/ David O'Reilly
                                            Name: David O'Reilly
                                            Title: President